September 2015 INVESTOR PRESENTATION

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire  any  equity   securities  or  debt  securities  instruments  of  Vector  Group  Ltd.  (“Vector”, “Vector Group Ltd.”  or  “the  Company”)  and  nothing contained herein or its  presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this  document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these  restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take  into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for  forming your own opinions and conclusions on such matters and the market and  for  making  your  own  independent  assessment of  the  information.   You  are  solely  responsible  for  seeking  independent professional advice in relation to the information and any action taken on the basis of the  information. The  following  presentation  may  contain  "forward‐looking  statements,”  including  any  statements  that  may  be  contained in  the presentation  that   reflect  Vector’s  expectations  or  beliefs  with  respect  to  future  events  and  financial  performance,  such  as  the expectation  that  the  tobacco   transition  payment  program  could  yield  substantial  incremental  free  cash  flow.  These  forward‐ looking  statements  are  subject  to  certain  risks  and   uncertainties  that  could  cause  actual  results  to  differ  materially  from  those contained in any forward‐looking statement made by or on behalf of the  Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s  annual report on Form 10‐K for the year ended December 31, 2014 and Form 10‐Q for the quarterly period ended June 30, 2015, as filed with the SEC.    Please also refer to Vector's Current Reports on Forms 8‐K, filed on October 6, 2014, November 10, 2014, March 2, 2015, July 29, 2015 and August 5, 2015   (Commission File Number 1‐5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non‐GAAP Financial  Measures in this Presentation labeled "Pro‐forma Adjusted" or "Adjusted". Results actually achieved may differ materially from expected results included in these forward‐looking statements as a result of these or other factors. Due  to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward‐looking statements,  which speak  only as  of  the  date  on which  such  statements are  made.  The  Company disclaims  any obligation to, and does not undertake to, update or revise and forward‐ looking statements in this presentation. 2

3 MANAGEMENT Name Position Years at Company HOWARD M. LORBER President and Chief Executive Officer 21 RICHARD J. LAMPEN Executive Vice President 20 J. BRYANT KIRKLAND III Vice President, Chief Financial Officer and Treasurer 23 MARC N. BELL Vice President, General Counsel and  Secretary 21 RONALD J. BERNSTEIN President and Chief Executive Officer of Liggett Group LLC and Liggett Vector Brands LLC 24

INVESTMENT HIGHLIGHTS & PORTFOLIO  Led by a management team and directors, who beneficially own approximately 14% of the Company.  Diversified Holding Company with two unrelated, but complementary, businesses: tobacco and real estate.  History of strong earnings, and Pro‐Forma Adjusted EBITDA has increased from $175.6(1) million in 2010 to $234.0(2) million  for LTM ended June 30, 2015 (6.5% compounded annually).  Maintains substantial liquidity with cash, marketable securities and long‐term investments of $637 million as of June 30,  2015(3) and has no significant debt maturities until February 2019.  20 years of uninterrupted quarterly cash dividends and an annual 5% stock dividend since 1999.  Tobacco Adjusted EBITDA of $226.5 million for LTM ended June 30, 2015 (4).  Perpetual cost advantage over the three largest U.S. tobacco companies – currently worth approximately $160 million  annually (5).  Douglas Elliman Realty, LLC (“Douglas Elliman”), which is a 70.59%‐owned subsidiary, produces Pro‐Forma Adjusted  Revenues of $588.1 million and Pro‐Forma Adjusted EBITDA of $41.1 million for LTM ended June 30, 2015(6).  Diversified New Valley portfolio of consolidated and non‐consolidated domestic and international real estate investments. 4 Overview Real Estate Tobacco (1) Vector’s Net income for the year ended December 31, 2010 was $54.1 million.  Pro‐Forma Adjusted EBITDA is a Non‐GAAP Financial Measure.  Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, dated November 10, 2014 (Table 1),  for a reconciliation of Net income to Pro‐Forma Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended June 30, 2015 was $65.3 million.  Pro‐Forma Adjusted EBITDA is a Non‐GAAP Financial Measure.  Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, filed on August 5, 2015 (Table  3), for a reconciliation of Net income to Pro‐Forma Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) Excludes real estate investments. (4) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 to the Company’s Current Reports on Form 8‐K, dated July 29, 2015 and August 5, 2015. (5) Cost advantage applies only to cigarettes sold below applicable market share exemption. (6) Douglas Elliman’s revenues were $587 million and its Net income was $28.4 million for the twelve months ended June 30, 2015.  Pro‐Forma Adjusted Revenues and Pro‐Forma Adjusted EBITDA are Non‐GAAP Financial Measures. Please refer to Exhibit 99.1  of the Company’s Current Report on Form 8‐K, dated July 29, 2015, for a reconciliation to GAAP Revenues and GAAP Net Income to Pro‐Forma Adjusted Revenues and Pro‐Forma Adjusted EBITDA (Tables 9 and 10) as well as the Disclaimer to this document  on Page 2.

TOBACCO OPERATIONS 5

LIGGETT GROUP OVERVIEW  Fourth‐largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow —Tobacco Adjusted EBITDA of $226.5 million for the twelve months ended June 30, 2015(1) —Low capital requirements with capital expenditures of $5.0 million related to tobacco operations for the twelve months  ended June 30, 2015 —2014 expiration of the TTPP could yield substantial incremental free cash flow  Approximately $13.5 million based on Liggett’s TTPP payments for the twelve months ended June 30, 2015  Current cost advantage of 66 cents per pack compared to the three largest U.S. tobacco companies expected  to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately  1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a  market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption worth approximately $160 million annually for Liggett and Vector Tobacco 6 (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8‐K, dated July 29, 2015 and August 5, 2015.  Please also refer to the Disclaimer to  this document on Page 2.

LIGGETT GROUP HISTORY 7 $46  $79  $77  $121  $111  $127  $130  $144  $146  $158  $170  $165  $158  $174  $186  $200  $211  $226  1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 T o b a c c o A d j u s t e d E B I T D A (1) ( $ M i l l i o n s ) Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8‐K, dated March 2, 2015, July 29, 2015 and August 5, 2015, as well as Table 1 to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, dated November 10, 2014. D om estic M arket Share 1998 1999 2005 2009 2013 Today Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over  three largest U.S. tobacco companies Introduced deep discount brand Liggett Select ,taking advantage  of the Company’s cost advantage resulting from the MSA Launched deep discount brand Grand Prix Repositioned Pyramid as a deep‐discount brand in response  to a large Federal Excise Tax increase LTM 6/30/15 Introduced deep discount brand Eagle 20’s Liggett focuses on margin  enhancement resulting in  continued earnings  growth with record  Tobacco Adjusted EBITDA

TOBACCO LITIGATION AND REGULATORY UPDATES  Liggett led the industry in acknowledging the addictive properties of nicotine while seeking a legislated  settlement of litigation  On October 23, 2013, Liggett reached a settlement with approximately 4,900 Engle plaintiffs, which  represented substantially all of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million over the next 14  years (2015 – 2028) — Approximately 300 Engle progeny plaintiffs remain  — There are presently another ten cases under appeal, and the range of loss in these cases is $0 to $28.3 million (plus  attorneys’ fees and interest) of which Liggett has secured approximately $12.3 million in outstanding bonds related to  adverse verdicts on appeal 8 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the  manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes  Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist.  The TTPP, also known as the tobacco quota buyout, was established in 2004 and expired at the end of 2014 — For the twelve months ended June 30, 2015, Liggett paid $13.5 million under the TTPP

REAL ESTATE OPERATIONS 9

REAL ESTATE OVERVIEW  New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is  seeking to acquire additional operating companies and real estate properties  New Valley has invested approximately $210 million, as of June 30, 2015, in a broad portfolio of 23  domestic and international real estate investments 10 New Valley Pro‐Forma Adjusted EBITDA(1) $20.6M $51.3M $40.2M $31.7M PF2012 PF2013 PF2014 LTM 6/30/2015 New Valley Pro‐Forma Adjusted  Revenues – LTM June 30, 2015(1) $10M $28M $556M $594M Real Estate Brokerage Commissions Property Management Other (1) New Valley’s revenues were $593.2M and New Valley’s net income was $16.4 million, $59.4 million, $21.4 million and $17.5 million for the periods presented. Pro‐Forma Adjusted EBITDA and Pro‐Forma Adjusted Revenues are non‐GAAP financial  measures. For a reconciliation of Revenues to Pro‐Forma Adjusted Revenues and Net income to Pro‐Forma Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8‐K, filed on July 29, 2015, March 2, 2015, and November 10, 2014 and  Form 10‐Q for the quarterly period ended June 30, 2015 (Commission File Number 1‐5759) as well as the Disclaimer to this document on Page 2. New Valley’s Pro‐Forma Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and  Other Expenses (for purposes of computing Pro‐Forma Adjusted EBITDA) of $13.1M, $12.6M, $10.4M and $9.6M, for the periods presented, respectively.

VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Douglas Elliman is 70.59% owned by New Valley:
  - Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth-largest residential brokerage firm in the U.S. in 2014
  - Approximately 6,000 affiliated agents and 80 offices in the U.S.
  - Alliance with Knight Frank provides a network with 400 offices across 55 countries with 20,000 affiliated agents
  - Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries
  - Became a consolidated subsidiary in December 2013

Douglas Elliman Closed Sales – LTM June 30, 2015



Long Island, Westchester, Connecticut
$5.9B
New York City
$11.6B
Aspen
Los Angeles
South Florida
$1.8B

Douglas Elliman Closed Sales – LTM June 30, 2015



$11.5B
$11.1B
$12.4B
$14.9B
$18.2B
$19.8B
2010
2011
2012
2013
2014
LTM 6/30/2015

Douglas Elliman Pro-Forma Adjusted Revenues – LTM June 30, 2015 (1)



Real Estate Brokerage Commissions
Other
Property Management
$4M
$28M
$588M
$556M

Douglas Elliman Pro-Forma Adjusted EBITDA(1)



$30.9M
$45.7M
$50.7M
$41.1M
PF2012
PF2013
PF2014
LTM 6/30/2015

(1) Douglas Elliman's Revenues were $587M for the twelve months ended June 30, 2015 and Douglas Elliman's net income was $28.9M, $38.1M, $38.4M and $28.4M for the periods presented. Pro-forma Adjusted EBITDA and Pro-forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on July 29, 2015, March 2, 2015, and November 10, 2014 and Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2.

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NEW VALLEY’S REAL ESTATE INVESTMENTS AT JUNE 30, 2015 12 87 Park (Miami Beach) Monad Terrace (Miami Beach) Sagaponack (East Hampton) Maryland Portfolio (Baltimore County) The Plaza at Harmon Meadow  (New Jersey) West Hollywood Edition (West Hollywood) New York City  Investments (see slide 13) Escena Master  Planned Community  (Palm Springs) Commercial Retail/  Office Assets Apartments/  Condominiums/Hotels Land Development/Real  Estate Held for Sale, net Milanosesto Holdings Milan, Italy Hotel Taiwana St. Barthélemy Coral Beach  and Tennis  Club Bermuda International Investments (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 ‐Management’s Discussion and Analysis of Financial Condition and Results of Operations ‐ located on page 54 of Vector  Group Ltd.’s Form 10‐Q for the quarterly period ended June 30, 2015 (Commission File Number 1‐5759). (1) ST Portfolio (Stamford and  Houston)

NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1. The Marquand  Upper East Side  2. 10 Madison Square Park West  Flatiron District/NoMad 3. 11 Beach Street  TriBeCa 4. 20 Times Square  Times Square 5. 111 Murray Street  TriBeCa 6. 357 West Street  Greenwich Village 7. PUBLIC Chrystie House  Lower East Side 8. The Dutch  Long Island City 9. Queens Plaza  Long Island City 10. Park Lane Hotel  Central Park South 11. 125 Greenwich Street  Financial District 12. 76 Eleventh Avenue West Chelsea 13 1 10 4 2 12 9 8 6 5 3 11 7 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 ‐Management’s Discussion and Analysis of Financial Condition and Results of Operations ‐ located on page 54 of Vector  Group Ltd.’s Form 10‐Q for the quarterly period ended June 30, 2015 (Commission File Number 1‐5759). (1)

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY AT JUNE 30, 2015 [1]

(Dollars in thousands)

	Net cash invested	Cumulative earnings (loss)	Carrying value	Range of ownership per investment	Number of investments
Land owned					
New York metropolitan area	$ 12,502	$ -	$ 12,502	100.0%	1
All other U.S. areas	1,975	8,566	10,541	100.0%	1
	$ 14,477	$ 8,566	$ 23,043		2
Condominium and Mixed Use Development					
New York metropolitan area	$ 110,036	$ 8,101	$ 118,137	5.0% - 49.5%	11
All other U.S. areas	17,804	(264)	17,540	15.0% - 48.5%	3
	$ 127,840	$ 7,837	$ 135,677		14
Apartments					
All other U.S. areas	18,876	950	19,826	7.5% - 16.4%	2
	$ 18,876	$ 950	$ 19,826		2
Hotels					
New York metropolitan area	$ 22,806	$ (3,277)	$ 19,529	5.0%	1
International	13,098	(1,867)	11,231	17.0% - 49.0%	2
	$ 35,904	$ (5,144)	$ 30,760		3
Commercial					
New York metropolitan area	5,931	27	5,958	49.0%	1
	$ 5,931	$ 27	$ 5,958		1
Land Development					
International	5,037	-	5,037	7.2%	1
	$ 5,037	$ -	$ 5,037	7.2%	1
Total	$ 208,065	$ 12,236	$ 220,301		23

SUMMARY

	Net cash invested	Cumulative earnings (loss)	Carrying value	Number of investments
New York metropolitan area	$ 151,275	$ 4,851	$ 156,126	14
All other U.S. areas	38,655	9,252	47,907	6
International	18,135	(1,867)	16,268	3
	$ 208,065	$ 12,236	$ 220,301	23

(1) *For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - located on page 54 of Vector Group Ltd.'s Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759).*

14

FINANCIAL DATA

$21  $51  $40  $32  $186  $199  $211  $226  2012 2013 2014 LTM 6/30/15 PRO‐FORMA HISTORICAL FINANCIAL DATA $389  $483  $563  $594  $1,085  $1,014  $1,021  $1,020  2012 2013 2014 LTM 6/30/15 16 $9 $1 $1,474 $1,498 $1,615$1,593 Real Estate E‐cigarettes Tobacco Corporate & Other Pro‐Forma Adjusted Revenues(1) Pro‐Forma Adjusted EBITDA(1) $193 $236 $234$228 (1) Vector’s revenues for the periods presented were $1.096B, $1.080B, $1.591B and $1.614B.  Vector’s Net income for the periods presented was $30.6M, $38.9M, $37.0M and $65.3M.   Pro‐Forma Adjusted Revenues and Pro‐Forma Adjusted EBITDA are  Non‐GAAP Financial Measures.  Please refer to Exhibit 99.1 of the Company’s Current Report on Forms 8‐K, filed on November 10, 2014 (Table 1), March 2, 2015 (Tables 2 and 3),  July 29, 2015 (Table 2) and August 5, 2015 (Table 3), and Exhibit 99.2 of  Form 8‐K filed on October 6, 2014 (Table 1) for a reconciliation to GAAP as well as the Disclaimer to this document on Page 2. ($13) ($14) ($13) ($10) ($10) ($14) Real Estate E‐cigarettes Tobacco Corporate & Other (Dollars in millions)

Vector Group Ltd. 100.0 112.1 143.4 112.5 135.4 192.7 227.0 219.3 279.5 411.4 477.3 S&P 500 100.0 115.8 122.2 77.0 97.4 112.0 114.4 132.7 175.6 199.7 193.9 S&P MidCap 100.0 110.3 119.1 76.0 104.3 132.1 129.8 152.9 204.1 224.0 220.7 NYSE ARCA Tobacco 100.0 140.2 154.2 123.0 173.7 207.4 243.9 289.5 319.0 317.0 375.0 Dow Jones Real Estate Total Return 100.0 135.5 110.9 66.5 86.9 110.4 117.1 139.2 141.6 180.2 168.9 HISTORICAL STOCK PRICE PERFORMANCE 17 Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE ARCA Tobacco Index and the Dow Jones Real Estate Total Return for the period from December 31, 2005 through August 31, 2015. The graph assumes that all dividends and distributions were reinvested. Source: Bloomberg LP Value of $100 Invested – December 31, 2005 ‐100% 0% 100% 200% 300% 400% 500% Dec‐05 Dec‐06 Dec‐07 Dec‐08 Dec‐09 Dec‐10 Dec‐11 Dec‐12 Dec‐13 Dec‐14 Dec‐15 377.3% 275.0% 120.7% 93.9% 68.9% C u m u l a t i v e   R e t u r n Vector Group Ltd. S&P 500 S&P MidCap NYSE ARCA Tobacco Dow Jones Real Estate Total Return Aug‐15